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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 29, 1998
                                 Date of Report
                        (Date of earliest event reported)


                         Marine Management Systems, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



        0-29236                                           06-886588
(Commission File Number)                       (IRS Employer Identification No.)



                                 470 West Avenue
                               Stamford, CT 06902
               (Address of principal executive offices) (Zip Code)



                                (203) 327-6404
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.

On October 28th, 1998, Marine Management Systems, Inc. was informed by the Nasdaq Stock Market, Inc. that its common stock and warrants were delisted from the Nasdaq SmallCap Market. Instead, the Company's common stock (symbol: MMSY) and warrants (MMSYW) will be traded on the over-the-counter bulletin board system. According to Nasdaq, this action was taken because the Company failed to keep its net asset values and stock prices above minimum levels required for continued listing on the Nasdaq SmallCap Market.
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                         MARINE MANAGEMENT SYSTEMS, INC


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MARINE MANAGEMENT SYSTEMS, INC
                                          (Registrant)

Dated:  October 29, 1998          By:  /s/Robert N. Anderson
                                       ------------------------------
                                       Robert N. Anderson
                                       Acting Chief Financial Officer